Exhibit 99.2
CAPE BANCORP Annual Shareholder Meeting April 26, 2010

CAPE BANCORP Forward — Looking Statement Disclaimer This presentation may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and, therefore, attendees should not place undue reliance on any forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, general economic conditions; changes in interest rates, deposit flows, loan demand, real estate values, and competition; and other competitive, governmental, regulatory, and technological factors affecting the Bank and its operations, pricing, products, and services. Other factors that may cause actual results to differ from results expressed or implied by forward looking statements are described in Cape Bancorp’s Form 10-K and other periodic filings by Cape Bancorp with the Securities and Exchange Commission. Cape Bancorp does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required under applicable law.

CAPE BANCORP Experienced Management Team Years of Executive Officer Team Age Position Experience Michael D. Devlin 60 President and Chief Executive Officer 35 Executive Vice President and Robert J. Boyer 57 Chief Operating Officer 37 Executive Vice President and Guy A. Deninger 62 Chief Lending Officer 43 Executive Vice President and James F. McGowan, Jr. 63 Chief Credit Officer 39 Senior Vice President and Guy Hackney 55 Chief Financial Officer 32

CAPE BANCORP Financial Highlights

CAPE BANCORP Total Assets $1,200 $1,150 millions) $1,100 $1,050 $1,000 in $950 (dollars $900 $850 $800 $750 $700 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Total Assets

CAPE BANCORP Investment Portfolio Composition 12/31/09 CDO’s Private Label 1.0% MBS $1.5 MM 3.9% Mortgage-$6 MM backed Municipal 3/31/10 Securities Bonds 35.3% 22.4% $54 MM Private Label $34.3 MM MBS CDO’s 4.0% $6.2 MM Mortgage-1.0% backed $1.6 MM Securities Municipal 33.6% Bonds $51.6 MM Government 21.9% Agency Debt $33.7 MM 30.1% $46 MM Corporate Debt 7.2% $11 MM Government Agency Debt 33.5% Corporate $51.5 MM Debt 5.9% Fair Value $9.1 MM

CAPE BANCORP Net Loans $900 $850 $800 millions) $750 $700 $650 in $600 (dollars $550 $500 $450 $400 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Net Loans

CAPE BANCORP Loan Composition 12/31/09 Consumer Loans, 6.2% $50.0 MM Commercial Loans 63.3% $508.1 MM 3/31/10 Consumer Loans, 6.1% $48.4 MM Commercial Loans Residential 63.1% Mortgages $502.2 MM 30.5% $244.9 MM Residential Mortgages 30.8% $245.1 MM

CAPE BANCORP Loan Loss Allowance/Loans $16,000 2.50% $14,000 2.00% $12,000 millions) $10,000 1.50% $8,000 in 1.00% $6,000 (dollars $4,000 0.50% $2,000 $0 0.00% 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Loan Loss Allowance Loan Loss Allowance/Loans

CAPE BANCORP Credit Performance 5.00% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% NPAs/ Total Assets 1.00% NPLs/ Total Loans 0.50% 0.00% 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10

CAPE BANCORP Credit Performance 60.00% 6.00% 50.00% 5.00% 40.00% 4.00% 30.00% 3.00% 20.00% 2.00% 10.00% 1.00% 0.00% 0.00% 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Allowance/ NPLs NCO/ Avg. Loans

CAPE BANCORP Credit Performance Texas Ratio 50.00% 40.00% 32% 33% 30.00% 27% 24% 24% 20.00% 17% 10.00% 0.00% 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10

CAPE BANCORP Total Deposits $900 $850 $800 millions) $750 $700 in $650 (dollars $600 $550 $500 $450 $400 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Total Deposits

CAPE BANCORP Deposit Composition 12/31/09 Transactions Other 23.9% 0.4% $176.2 MM $2.8 MM MMDA 3/31/10 19.2% $141.3 MM Transactions 21.9% Other $167.7 MM 0.9% $7.0 MM Savings MMDA 10.8% 19.5% $79.4 MM Certificates $149.4 MM 45.7% $336.9 MM Savings 10.5% $80.5 MM Certificates 47.2% $362.0 MM

CAPE BANCORP Capital Trends 12.00% 10.99% 10.89% 11.01% 9.85% 10.11% 9.72% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Tangible Equity/Tangible Assets (%)

CAPE BANCORP Net Operating Loss 2009 (In millions) OTTI 5.1 Loan Provision Expense 13.2 18.3 Core earning were not enough to offset, resulting in Pre-TaxLoss 5.9 Deferred Tax Asset Valuation Allowance 12.0 Net Loss 17.9

CAPE BANCORP 2009 Key Points Net Interest Margin 3.54% Q4 2009 Net Income $1.2 million Q4 2009 delinquencies & non-accrual loans decreased $3.4 million Existence of DTA Valuation Allowance reduces tax expense in future periods

CAPE BANCORP 1Q 2010 Key Points Net Income $635,000 Net of $2.6 million OTTI charge Net Interest Margin 3.53% Delinquencies & non-accrual loans decreased to lowest levels in 5 quarters Other Real Estate Owned decreased to $2.5 million from $4.8 million at December 31, 2009

CAPE BANCORP Other Change in Loan Management EVP Guy Deninger (CLO) retirement on 7/31/10 EVP Jim McGowan (CCO) started 4/19/10 Search for new CLO

CAPE BANCORP Questions?